August 7, 2007

DREYFUS PREMIER STRUCTURED LARGE CAP VALUE FUND

Supplement to Prospectus dated January 1, 2007

Effective July 18, 2007, investment decisions for the fund will be made by a committee of portfolio managers that comprise the Largecap Team of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. Each of whom also is an employee of Dreyfus and will manage the fund in that capacity. The team members are Oliver Buckley, Langton C. Garvin and Kristin Crawford.

Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio Associates which he joined in 2000. Mr. Garvin is a senior vice president and senior portfolio manager of Franklin Portfolio Associates, which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a vice president and portfolio manager of Franklin Portfolio Associates, which she joined in 2000.